Exhibit 32.1

SPEEDWAY MOTORSPORTS, INC.

PRINCIPAL EXECUTIVE OFFICER CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Speedway Motorsports, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Marcus G. Smith, Chief Executive Officer, Principal Executive Officer and President of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2016	By:	/s/ MARCUS G. SMITH
Marcus G. Smith
Chief Executive Officer (principal executive officer) and President

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Speedway Motorsports, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.